Exhibit 99.1

NEWS RELEASE
Contact:
Alliance Data
Tiffany Louder – Investor Relations
Alliance Data
214-494-3048
tiffany.louder@alliancedata.com

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

ALLIANCE DATA RETAIL SERVICES LAUNCHES NEW CREDIT CARD PROGRAM
FOR MAYORS JEWELERS

•	Alliance Data Retail Services selected to provide private label credit card and marketing services for luxury jewelry stores Mayors, a brand of Birks Group Inc.
•	Multi-channel card marketing program to drive brand affinity and incremental sales through an integrated rewards program and a variety of card member benefits

DALLAS, August 5, 2014 -- Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Retail Services business, which manages more than 130 private label and co-brand credit programs, has signed a new multi-year agreement to provide private label credit card services in the United States for Mayors Jewelers, a brand of Birks Group Inc. (NYSE: BGI).  Birks Group is a leading retailer with 51 luxury jewelry stores in the United States and Canada. With corporate headquarters in Montreal, Quebec, and Tamarac, Fla., the Company operates 18 Mayors stores in Florida and Georgia and one Rolex store in Orlando, offering top luxury jewelry brands and custom-designed pieces.

Marco Pasteris, vice president, business development at Birks Group, said, "For over 100 years, Mayors Jewelers has provided exclusive quality merchandise and unsurpassed customer service. Our new credit program from Alliance Data is aligned with our customer-centric approach that creates a personalized experience for every shopper and delivers on our distinguished brand promise. We are placing our trust in Alliance Data's retail industry experience and expertise in the jewelry sector in particular."

Alliance Data is offering a customized, multi-channel credit program for the Mayors Jewelers brand, designed to help deliver incremental sales, cross-product selling and increased transaction size. The Mayors credit card program offers benefits exclusive to card members as well as convenient, flexible payment and financing options. In addition, card members can earn reward certificates based on annual spending levels. Mayors has access to Alliance Data's "in the moment" acquisition tools, in addition to advanced analytics and consumer insight capabilities. Alliance Data will work with Mayors to leverage web and mobile tools to drive credit card applications and to further engage card members through expanded customer-relevant tools.

"Mayors is a distinguished jewelry retail brand with a reputation for impeccable customer service, and we're excited to partner with Mayors Jewelers to deliver additional value to its customers," said Melisa Miller, president of Retail Services for Alliance Data. "With our extensive cross-channel retail expertise, experience in the luxury space, and shared emphasis on customer care, we are fully prepared to grow the private label card program and drive customer loyalty through data-driven marketing campaigns for Mayors. We look forward to collaborating with Birks Group to help Mayors Jewelers achieve its sales and growth goals."

About Birks Group Inc.
Birks Group Inc. is a leading operator of 51 prestige jewelery stores in Canada and the United States. The Company operates 30 Birks stores located in most of Canada's major urban areas, 18 Mayors stores in Florida and Georgia, two Brinkhaus stores in Calgary and Vancouver, and one Rolex store in Orlando. Birks was founded in 1879 and developed over the years into Canada's premier retailer, designer and manufacturer of fine jewelry, timepieces and gifts. Mayors was founded in 1910 and has maintained the intimacy of a family-owned boutique while becoming renowned for its fine jewelry, timepieces and service. Additional information can be found on Birks Group web site, www.birksgroup.com.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation's leading providers of branded credit card programs, with more than 130 marketing-driven private label, co-brand and commercial programs in partnership with many of North America's best-known brands. The business delivers upon its Know more. Sell more.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted marketing expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedataretail.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 company headquartered in Dallas, Alliance Data and its three businesses employ approximately 12,000 associates at more than 80 locations worldwide. Alliance Data was named to FORTUNE magazine's 2014 list of World's Most Admired Companies.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada's premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data's Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

# # #